UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

 FORM 8-K

 Current Report

 Pursuant to Section 13 or 15(d) of

 The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 7, 2007 (August 7, 2007)

 The Warnaco Group, Inc.

   (Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 287-8000

 (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

 On August 7, 2007, The Warnaco Group, Inc. issued a press release announcing results for the second quarter ended June 30, 2007. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K. The information contained in the press release is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release, dated August 7, 2007

 SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: August 7, 2007	By:	/s/ Lawrence R. Rutkowski
		Name:	Lawrence R. Rutkowski
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release, dated August 7, 2007